EXHIBIT 3

AGREEMENT RE JOINT FILING OF SCHEDULE 13D

      The undersigned hereby agrees as follows: (i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and (ii) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

May 11, 2001 ________________ Date	BROWN’S DOCK, L.L.C.

By: /s/ JAMES C. COMIS III Name: James C. Comis III Its: Managing Director

INVERNESS/PHOENIX PARTNERS LP

By: Inverness/Phoenix Capital LLC Its: General Partner

By: Inverness Management Fund I LLC Its: Managing Member

By: J.C. Comis LLC Its: General Partner

By: /s/ JAMES C. COMIS III Name: James C. Comis III Its: Managing Member

EXECUTIVE CAPITAL PARTNERS I LP

By: Inverness/Phoenix Capital LLC Its: General Partner

By: Inverness Management Fund I LLC Its: Managing Member

By: J.C. COMIS LLC Its: General Partner

By: /s/ JAMES C. COMIS III Name: James C. Comis III Its: Managing Member

INVERNESS/PHOENIX CAPITAL LLC

By: Inverness Management Fund I LLC Its: Managing Member

By: J.C. COMIS LLC Its: General Partner

By: /s/ JAMES C. COMIS III Name: James C. Comis III Its: Managing Member

DCPM HOLDINGS, INC.

By: /s/ [SIG] Name: Its:

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

By: /s/ [SIG] Name: Its:

PHOENIX INVESTMENT PARTNERS, LTD.

By: /s/ [SIG] Name: Its:

INVERNESS MANAGEMENT FUND I LLC

By: J.C. COMIS LLC Its: General Partner

By: /s/ JAMES C. COMIS III Name: James C. Comis III Its: Managing Member

WMD LLC

By: /s/ W. MCCOMB DUNWOODY Name: W. McComb Dunwoody Its: Managing Member

J.C. COMIS LLC

By: /s/ JAMES C. COMIS III Name: James C. Comis III Its: Managing Member

/s/ W. MCCOMB DUNWOODY W. McComb Dunwoody

/s/ JAMES C. COMIS III James C. Comis III